EXHIBIT 21

Subsidiaries

                                                                 State of
Name                                                    #       Incorporation
----                                                  ------   --------------
Little Rock, Ar., L.T., Inc. ........................  255       Arkansas
Peoria Linens 'n Things, Inc. .......................  427       Arizona
Tempe L.T., Inc. ....................................  430       Arizona
Bloomington, Mn., L.T., Inc./Scottsdale Az ..........  439       Arizona
Bloomington, Mn., L.T., Inc./Town & Country Az ......  440       Arizona
Treasure Island L.T., Inc. ..........................  485       Arizona
Sacramento, Ca., L.T., Inc. .........................  237       California
Citrus Heights, Ca., L.T., Inc. .....................  238       California
Roseville, Ca., L.T., Inc. ..........................  273       California
Great Mall L.T., Inc. ...............................  369       California
La Jolla Linens 'n Things, Inc. .....................  381       California
Hillside, L.T., Inc. ................................  386       California
Mission L.T., Inc. ..................................  391       California
Northridge Pavilion L.T., Inc. ......................  392       California
Stevens Creek L.T., Inc. ............................  394       California
West Covina L.T., Inc. ..............................  415       California
L.A. Metro Mall L.T., Inc. ..........................  428       California
Torrance L.T., Inc. .................................  431       California
South Coast Linens 'n Things, Inc. ..................  448       California
Fresno Linens 'n Things, Inc. .......................  463       California
Rockford L.T., Inc. .................................  468       California
Thousand Oaks Linens 'n Things, Inc. ................  475       California
Encinitas Linens 'n Things, Inc. ....................  480       California
Dublin Linens 'n Things, Inc. .......................  482       California
Olympic Los Angeles Linens 'n Things, Inc. ..........  491       Califorina
Goleta Linens 'n Things, Inc. .......................  495       California
Stevenson Ranch Linens 'n Things, Inc. ..............  503       California
Montclair Linens 'n Things, Inc. ....................  512       California
Murrieta Linens 'n Things, Inc. .....................  513       California
Meadows Marketplace Linens 'n Things, Inc. ..........  401       Colorado
Belleview Shores L.T., Inc. .........................  412       Colorado
Bloomington Mn., L.T., Inc. /West Minster ...........  433       Colorado
Newington, Ct., L.T., Inc. ..........................  251       Connecticut
The Plaza at Buckland L.T., Inc. ....................  355       Connecticut
Federal Road L.T., Inc. .............................  359       Connecticut
Norwalk L.T., Inc. ..................................  360       Connecticut
Avon L.T., Inc. .....................................  373       Connecticut
Milford L.T., Inc. ..................................  379       Connecticut
Fairfield L.T., Inc. ................................  410       Connecticut
Farmington Linens 'n Things, Inc. ...................  457       Connecticut
EWK Miami, Inc. .....................................  143       Florida
International Drive L.T., Inc. ......................  214       Florida
Clearwater, Fl., L.T., Inc. .........................  235       Florida
Fort Myers, Fl., L.T., Inc. .........................  248       Florida
Sarasota, Fl., L.T., Inc. ...........................  258       Florida
Pembroke Commons L.T., Inc. .........................  275       Florida
Colonial (Orlando, Fl.) L.T., Inc. ..................  284       Florida
Renaissance Center L.T., Inc. .......................  296       Florida
Miami L.T., Inc. ....................................  305       Florida

                                                                 State of
Name                                                    #      Incorporation
-----------                                         --------   --------------
Westland Promenade L.T., Inc. .......................  318       Florida
Carrollwood Commons L.T., Inc. ......................  331       Florida
Highland Lake L.T., Inc. ............................  333       Florida
Festival Shoppes L.T., Inc. .........................  335       Florida
Naples L.T., Inc. ...................................  411       Florida
Venetian Isle L.T., Inc. ............................  346       Florida
Coral Springs L.T., Inc. ............................  354       Florida
Aventura L.T., Inc. .................................  374       Florida
Fort Meyers L.T., Inc. ..............................  375       Florida
Miami-Flagler L.T., Inc. ............................  402       Florida
The Fountains L.T., Inc. ............................  425       Florida
Tampa Linens 'n Things, Inc. ........................  434       Florida
Orlando Linens 'n Things, Inc. ......................  450       Florida
Pelican Plaza Linens 'n Things, Inc. ................  455       Florida
Colonial Plaza Linens 'n Things, Inc. ...............  459       Florida
Federal Hwy. Linens 'n Things, Inc. .................  477       Florida
Gwinnett, Ga., L.T., Inc. ...........................  279       Georgia
Memorial Drive L.T., Inc. ...........................  308       Georgia
Shannon L.T., Inc. ..................................  311       Georgia
Kings Market L.T., Inc. .............................  313       Georgia
Kennesaw L.T., Inc. .................................  314       Georgia
Marietta L.T., Inc. .................................  316       Georgia
Stone Mountain L.T., Inc. ...........................  328       Georgia
Peach L.T., Inc. ....................................  358       Georgia
Perimeter L.T., Inc. ................................  388       Georgia
Alpharetta, L.T., Inc. ..............................  393       Georgia
Gwinnett L.T., Inc. .................................  398       Georgia
Barrett Place L.T., Inc. ............................  400       Georgia
Lawrenceville Market Linens 'n Things, Inc. .........  484       Georgia
EWK Deerfield, Inc. .................................  137       Illinois
Skokie L.T., Inc. ...................................  175       Illinois
Woodbridge L.T., Inc. ...............................  215       Illinois
Vernon Hills L.T., Inc. .............................  224       Illinois
Southpoint L.T., Inc. ...............................  299       Illinois
Linens 'n Things, Inc. ..............................  329       Illinois
Naperville, Il., L.T., Inc. .........................  337       Illinois
Bloomingdale, Il., L.T., Inc. .......................  338       Illinois
Lincoln Park, Il., L.T., Inc. .......................  348       Illinois
Schaumburg, Il., L.T., Inc. .........................  349       Illinois
Lakeview, Il., L.T., Inc. ...........................  356       Illinois
Chicago, Il., L.T., Inc. ............................  363       Illinois
Clark Street L.T., Inc. .............................  399       Illinois
Downers Grove L.T., Inc. ............................  408       Illinois
Rivertree Court L.T., Inc. ..........................  418       Illinois
Northbrook L.T., Inc. ...............................  420       Illinois
Michigan Avenue Linens 'n Things, Inc. ..............  474       Illinois
Skokie Linens 'n Things, Inc. .......................  476       Illinois
Allisonville Road Linens 'n Things, Inc. ............  465       Indiana
Overland Park L.T., Inc. ............................  220       Kansas
Great Mall L.T., Inc. ...............................  435       Kansas
Overland Park Linens 'n Things, Inc. ................  464       Kansas
Elmwood L.T., Inc. ..................................  226       Louisiana

                                                                 State of
Name                                                    #      Incorporation
-----------                                         --------   --------------
EWK Kittery, Inc. ...................................  163       Maine
EWK Greenbelt, Inc. .................................  124       Maryland
EWK Gaithersburg, Inc. ..............................  144       Maryland
EWK Briggs Chaney, Inc. .............................  155       Maryland
Annapolis L.T., Inc. ................................  219       Maryland
Mid Pike Plaza L.T., Inc. ...........................  302       Maryland
101 South York Road L.T., Inc. ......................  424       Maryland
Canton L.T., Inc. ...................................  196       Massachusetts
Burlington L.T., Inc. ...............................  197       Massachusetts
Franklin, Ma., L.T., Inc. ...........................  247       Massachusetts
North Attleborough L.T., Inc. .......................  319       Massachusetts
Swampscott L.T., Inc. ...............................  324       Massachusetts
Danvers L.T., Inc. ..................................  365       Massachusetts
Framingham L.T., Inc. ...............................  436       Massachusetts
Burlington Linens 'n Things, Inc. ...................  499       Massachusetts
Ann Arbor L.T., Inc. ................................  173       Michigan
Rochester Hills Linens 'n Things, Inc. ..............  451       Michigan
Novi Linens 'n Things, Inc. .........................  453       Michigan
Lakeside Linens 'n Things, Inc. .....................  511       Michigan
Bloomington, Mn., L.T., Inc. ........................  244       Minnesota
St. Louis, Mn., L.T., Inc. ..........................  261       Minnesota
Rockford L.T., Inc. .................................  334       Minnesota
Woodbury Village  L.T., Inc. ........................  340       Minnesota
Mall of America  L.T., Inc. .........................  351       Minnesota
Town & Country L.T., Inc. ...........................  380       Missouri
Clayton L.T., Inc. ..................................  384       Missouri
Independence Linens 'n Things, Inc. .................  472       Missouri
Omaha L.T., Inc. ....................................  216       Nebraska
Las Vegas L.T., Inc. ................................  445       Nevada
Henderson Linens 'n Things, Inc. ....................  466       Nevada
Linens 'n Things, Inc. ..............................  800       New Jersey
EWK Somerville, Inc. ................................  115       New Jersey
EWK Clifton, Inc. ...................................  116       New Jersey
Fairfield L.T., Inc. ................................  210       New Jersey
Toms River L.T., Inc. ...............................  236       New Jersey
Sayreville L.T., Inc. ...............................  263       New Jersey
Deptford Crossing L.T., Inc. ........................  295       New Jersey
Shrewsbury L.T., Inc. ...............................  320       New Jersey
Castle Ridge L.T., Inc. .............................  343       New Jersey
Menlo Park L.T., Inc. ...............................  344       New Jersey
East Gate Square L.T., Inc. .........................  350       New Jersey
Linens 'n Things, Inc. ..............................  353       New Jersey
Springfield L.T., Inc. ..............................  421       New Jersey
Somerville L.T., Inc. ...............................  441       New Jersey
Princeton Linens 'n Things, Inc. ....................  462       New Jersey
Totowa Linens 'n Things, Inc. .......................  483       New Jersey
Albuquerque Linens 'n Things, Inc. ..................  500       New Mexico
EWK Niagara, Inc. ...................................  444       New York
EWK Penfield, Inc. ..................................  156       New York
EWK Henrietta, Inc. .................................  403       New York
EWK Colonie, Inc. ...................................  165       New York
Jefferson Yorktown L.T., Inc. .......................  186       New York

                                                                 State of
Name                                                    #      Incorporation
-----------                                         --------   --------------
Onondaga County L.T., Inc. ..........................  292       New York
Middletown L.T., Inc. ...............................  326       New York
McKinley L.T., Inc. .................................  327       New York
Bailey L.T., Inc. ...................................  347       New York
Bayshore L.T., Inc. .................................  366       New York
Penfield L.T., Inc. .................................  371       New York
Brooktown L.T., Inc. ................................  377       New York
Carle Place L.T., Inc. ..............................  382       New York
Patchogue L.T., Inc. ................................  390       New York
Manhasset Linens 'n Things, Inc. ....................  493       New York
EWK Charlotte, Inc. .................................  132       North Carolina
EWK Alamance, Inc. ..................................  136       North Carolina
EWK Greensboro, Inc. ................................  153       North Carolina
Raleigh L.T., Inc. ..................................  471       North Carolina
Winston-Salem L.T., Inc. ............................  178       North Carolina
Ashville L.T., Inc. .................................  179       North Carolina
Wilmington  L.T., Inc. ..............................  460       North Carolina
Pleasant Valley (Raleigh, N.C.) L.T., Inc. ..........  283       North Carolina
Cary, N.C., L.T., Inc. ..............................  325       North Carolina
Centrum L.T., Inc. ..................................  342       North Carolina
EWK Kings Island, Inc. ..............................  161       Ohio
Columbus L.T., Inc. .................................  207       Ohio
Cleveland L.T. Store, Inc. ..........................  212       Ohio
Sawmill L.T., Inc. ..................................  396       Ohio
Kenwood L.T., Inc. ..................................  422       Ohio
Cassinelli Square L.T., Inc. ........................  426       Ohio
North Oklahoma, L.T., Inc. ..........................  159       Oklahoma
Tulsa Linens 'n Things, Inc. ........................  461       Oklahoma
Rockvale Square L.T., Inc. ..........................  294       Pennsylvania
Montgomeryville  L.T., Inc. .........................  362       Pennsylvania
Lincoln Plaza L.T., Inc. ............................  368       Pennsylvania
Willow Grove Linens 'n Things, Inc. .................  449       Pennsylvania
Marple Linens 'n Things, Inc. .......................  456       Pennsylvania
Garden City L.T., Inc. ..............................  370       Rhode Island
EWK Murfreesboro, Inc. ..............................  118       Tennessee
EWK Lakeland, Inc. ..................................  134       Tennessee
EWK Memphis, Inc. ...................................  147       Tennessee
EWK Nashville, Inc. .................................  169       Tennessee
Hickory Ridge, L.T., Inc. ...........................  339       Tennessee
Memphis Linens 'n Things, Inc. ......................  501       Tennessee
EWK North Richland Hills, Inc. ......................  150       Texas
Plano L.T., Inc. ....................................  167       Texas
Preston L.T., Inc. ..................................  405       Texas
Beltline L.T., Inc. .................................  361       Texas
Grapevine Linens 'n Things, Inc. ....................  364       Texas
Post Oak L.T., Inc. .................................  367       Texas
Hulen L.T., Inc. ....................................  372       Texas
Baybrook L.T., Inc. .................................  376       Texas
West Park Boulevard L.T., Inc. ......................  397       Texas
Preston L.T., Inc. ..................................  405       Texas
Vista Ridge L.T., Inc. ..............................  409       Texas
San Pedro L.T., Inc. ................................  413       Texas

                                                                 State of
Name                                                    #      Incorporation
-----------                                         --------   --------------
Gateway Square L.T., Inc. ...........................  423       Texas
Sugarland L.T., Inc. ................................  438       Texas
Woodlands L.T., Inc. ................................  442       Texas
Arlington Linens 'n Things, Inc. ....................  443       Texas
San Antonio Linens 'n Things, Inc. ..................  446       Texas
Mesquite, Tx Linens 'n Things, Inc. .................  447       Texas
Town & Country Village Linens 'n Things, Inc. .......  452       Texas
SouthTowne Marketplace Linens 'n Things, Inc. .......  508       Texas
EWK Chittenden, Inc. ................................  151       Vermont
EWK Falls Church, Inc. ..............................  129       Virginia
EWK Springfield, Inc. ...............................  131       Virginia
EWK Richmond, Inc. ..................................  157       Virginia
EWK Williamsburg, Inc. ..............................  158       Virginia
EWK Virginia Beach, Inc. ............................  170       Virginia
Dale City L.T., Inc. ................................  206       Virginia
Landmark L.T., Inc. .................................  298       Virginia
Moorefield L.T., Inc. ...............................  300       Virginia
Portsmouth Station L.T., Inc. .......................  303       Virginia
Greenbriar L.T., Inc. ...............................  322       Virginia
Tysons Station L.T., Inc. ...........................  323       Virginia
Vienna L.T., Inc. ...................................  330       Virginia
Springfield L.T., Inc. ..............................  378       Virginia
Sterling L.T., Inc. .................................  387       Virginia
Parham L.T., Inc. ...................................  389       Virginia
Pentagon Centre L.T., Inc. ..........................  419       Virginia
Westpark Linens 'n Things, Inc. .....................  458       Virginia
Fairfax Linens 'n Things, Inc. ......................  489       Virginia
Virginia Beach Linens 'n Things, Inc. ...............  497       Virginia
Tukwila Linens 'n Things, Inc. ......................  469       Washington
Lynnwood Linens 'n Things, Inc. .....................  514       Washington
Brookfield Linens 'n Things, Inc. ...................  454       Wisconsin

The above list reflects subsidiaries as of November, 1996. Each time the Company establishes a new store, which it is expected to do in the future, the store is incorporated as a separate corporation. The approximate number of separate subsidiaries within this category will, at any point in time, approximate the number of stores of the Company. See current Form 10-K, Part I, Item 1, "Business". All such subsidiaries are wholly-owned, directly or indirectly. Names of new corporate entities within this category are available from the Company.